UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 _________________________________________
FORM 8-K
  _________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): September 9, 2025
  _________________________________________
AVIDITY BIOSCIENCES, INC.
(Exact name of registrant as specified in its charter)
 _________________________________________

Delaware	001-39321	46-1336960
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
3020 Callan Road
San Diego, California 92121 92121
(Address of principal executive offices) (Zip Code)
(858) 401-7900
(Registrant’s telephone number, include area code)
10578 Science Center Drive, Suite 125
San Diego, California 92121 92121
(Former Name or Former Address, if Changed Since Last Report)
 _________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	RNA	The Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On September 9, 2025, the board of directors of Avidity Biosciences, Inc. ("Avidity" or the "Company") approved an amendment to the Avidity Biosciences, Inc. 2022 Employment Inducement Incentive Award Plan to increase the authorized number of shares of the Company's common stock reserved for issuance thereunder from an aggregate of 4,500,000 shares to an aggregate of 8,000,000 shares. A copy of the full text of this amendment is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.
On September 10, 2025, the Company will host an investor and analyst event (the "Event") to discuss new data from participants treated continuously with delpacibart zotadirsen ("del-zota") for one year in the EXPLORE44® and EXPLORE44-OLE™ trials. The Event will begin at 8:00 a.m. Eastern Time and will be available via a live video webcast accessible under the "Events and Presentations" page in the "Investors" section of Avidity's corporate website, at https://www.aviditybiosciences.com. During the Event, the Company will present the corporate slide presentation attached as Exhibit 99.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

The information contained in this Item 7.01, including in Exhibit 99.1 hereto and on Avidity’s corporate website, is being “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01.	Other Events.
On September 10, 2025, the Company announced positive new data from participants treated continuously with del-zota for one year in the EXPLORE44 and EXPLORE44-OLE trials. These data demonstrated reversal of disease progression and unprecedented improvement compared to baseline and natural history across multiple functional measures. Additional data from the EXPLORE44 program will be presented at upcoming scientific congresses.

Trial participants treated with del-zota demonstrated statistically significant increases of approximately 25 percent of normal in dystrophin production and restored total dystrophin up to 58 percent of normal. Creatine kinase (“CK”) levels reduced by greater than 80 percent compared to baseline and were sustained at near normal levels throughout the duration of evaluation with participants followed for up to 16 months. Additionally, 50 percent of participants had CK levels within the normal range at one year of treatment.

A total of 17 participants (12 ambulatory and 5 non-ambulatory) who began on the del-zota treated arm of EXPLORE44 and continued into the EXPLORE44-OLE have been followed for approximately one year. Given the study design, some participants received 5 mg/kg once every six weeks (“Q6W”) and some received 10 mg/kg once every eight weeks during EXPLORE44. All participants were transitioned to the 5 mg/kg (Q6W) dosing schedule during EXPLORE44-OLE. Not all participants could complete all assessments. Functional data from these pooled dosing cohorts for del-zota treated participants, compared to DMD44 natural history (PRO-DMD-01), demonstrated improvement:

•4-Stair Climb (“4SC”): Improved from baseline by 2.1 seconds. In contrast, the natural history group declined from baseline by 2.7 seconds (DMD44 Nat Hx N=22; del-zota N=10).
•10-Meter Walk/Run Test (“10mWRT”): Improved from baseline by 0.7 seconds. In contrast, the natural history group declined from baseline by 1.5 seconds (DMD44 Nat Hx N=22; del-zota N=10).
•Time to Rise from Floor (“TTR”): Improved from baseline by 3.2 seconds. In contrast, the natural history group declined from baseline by 1.6 seconds (DMD Nat Hx N=19; del-zota N=6).
•North Star Ambulatory Assessment (“NSAA”): Remained stable. In contrast, the natural history group declined from baseline by 2.4 points (DMD44 Nat Hx N=20; del-zota N=10).
•Performance of Upper Limb (“PUL2”): Improved from baseline by 1.5 points. In contrast, the natural history group declined from baseline by 0.7 points. Similar PUL improvements were seen in both ambulatory and non-ambulatory participants (DMD44 Nat Hx N=27; del-zota N=17).

Safety was assessed in all participants in the EXPLORE44-OLE trial, and del-zota continued to demonstrate favorable long-term safety and tolerability as of the June 2025 data cutoff. Most treatment emergent adverse events (“TEAEs”) were mild or moderate with the most common TEAEs (occurring in greater than 3 participants) being upper respiratory tract symptoms, diarrhea, fall, backpain and headache. One participant discontinued from EXPLORE44-OLE following an event of hypersensitivity.

Avidity remains on track to submit a Biologics License Application (“BLA”) to the U.S. Food and Drug Administration (“FDA”) at year end 2025. This will be Avidity’s first of three planned BLA submissions over a 12-month period. Avidity continues to prepare for a confirmatory study to support full global approval.

In the above studies, 4SC, 10mWRT, TTR and NSAA were only performed in ambulatory participants, and PUL was performed in ambulatory and non-ambulatory participants. PRO-DMD-01 was an observational, prospective natural history study (n=269) intended to study the progression of subjects with DMD. In collaboration with a third-party marketing research group engaged in the analysis of DMD progression based on natural history, a matched subset of DMD44 participants (n=22) was utilized to analyze progression on key ambulatory functional endpoints at 12 months. A different natural history comparator was used for the PUL 2.0 assessment based on a separate published natural history study (n=27). Natural history data may not be precisely matched to del-zota patient data or representative of the DMD44 patient population in other ways.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description

10.1	Amendment to the Avidity Biosciences, Inc. 2022 Employment Inducement Incentive Award Plan.

99.1	Slide Presentation

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVIDITY BIOSCIENCES, INC.

Date: September 10, 2025	By:	/s/ Michael F. MacLean
Michael F. MacLean
Chief Financial Officer